UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22444

Western Asset High Yield Defined Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	August 31

Date of reporting period:	November 30, 2011

ITEM 1.                  SCHEDULE OF INVESTMENTS

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

FORM N-Q

NOVEMBER 30, 2011

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited)

November 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 88.4%
CONSUMER DISCRETIONARY — 22.1%
Auto Components — 0.3%
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,540,000	EUR	$1,117,421	(a)
Automobiles — 0.1%
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	430,000		434,300	(a)
Diversified Consumer Services — 1.2%
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	1,390,000	GBP	2,017,214	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,130,000		1,087,625
Sotheby’s, Senior Notes	7.750%	6/15/15	1,300,000		1,365,000
Total Diversified Consumer Services					4,469,839
Hotels, Restaurants & Leisure — 10.0%
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	740,000		680,800
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	740,000		473,600
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	360,000		301,500
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	3,000,000		3,135,000
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	10.750%	1/15/17	1,995,052		1,898,416	(a)(b)
CKE Restaurants Inc., Senior Secured Notes	11.375%	7/15/18	2,800,000		2,996,000
Codere SA, Senior Secured Notes	8.250%	6/15/15	2,000,000	EUR	2,378,348	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,090,000		1,035,500	(a)
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	600,000		591,000	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	3,000,000		2,760,000	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	2,280,000		2,200,200	(a)
Landry’s Acquisition Co., Secured Notes	11.625%	12/1/15	1,000,000		1,025,000	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	4,500,000		4,713,750
MGM Resorts International, Senior Notes	5.875%	2/27/14	1,250,000		1,206,250
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	3,610,000		2,364,550
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	6,270,000		6,646,200
Seneca Gaming Corp., Senior Notes	8.250%	12/1/18	1,410,000		1,360,650	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,250,000		1,282,812	(a)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Secured Notes	8.625%	4/15/16	1,086,000		1,121,295	(a)
Total Hotels, Restaurants & Leisure					38,170,871
Household Durables — 1.5%
DFS Furniture Holdings PLC, Senior Secured Notes	9.750%	7/15/17	650,000	GBP	871,916	(a)
Norcraft Cos. LP/Norcraft Finance Corp., Senior Secured Notes	10.500%	12/15/15	4,500,000		4,072,500
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	960,000		890,400
Total Household Durables					5,834,816
Leisure Equipment & Products — 0.6%
Cirsa Funding Luxembourg SA, Senior Notes	8.750%	5/15/18	2,000,000	EUR	2,065,938	(a)
Media — 5.0%
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	3,310,000		2,416,300	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	1,260,000		844,200	(a)
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	910,000		891,800	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,500,000		1,455,000
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,190,000		1,059,100	(a)
Musketeer GmbH, Senior Secured Notes	9.500%	3/15/21	1,600,000	EUR	2,090,797	(a)
Musketeer GmbH, Senior Secured Notes	9.500%	3/15/21	440,000	EUR	574,969	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	2,000,000		1,670,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Media — continued
Ono Finance II PLC, Senior Bonds	11.125%	7/15/19	1,250,000	EUR	$1,331,102	(a)
PagesJaunes Finance & Co. SCA, Senior Secured Notes	8.875%	6/1/18	1,700,000	EUR	1,610,424	(a)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	1,600,000	EUR	2,225,167	(a)(c)
Seat Pagine Gialle SpA, Senior Secured Bonds	10.500%	1/31/17	581,000	EUR	456,703	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	2,000,000	EUR	2,458,970	(a)
Total Media					19,084,532
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,580,000		1,453,600
Specialty Retail — 2.4%
American Greetings Corp., Senior Notes	7.375%	12/1/21	480,000		487,800
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,950,000	EUR	2,050,317	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,940,000		1,610,200
Michaels Stores Inc., Senior Subordinated Notes, Step Bond	13.000%	11/1/16	3,920,000		4,174,800
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	770,000		744,975	(a)
Total Specialty Retail					9,068,092
Textiles, Apparel & Luxury Goods — 0.6%
Boardriders SA, Senior Notes	8.875%	12/15/17	1,500,000	EUR	1,914,772	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	550,000		511,500	(a)
Total Textiles, Apparel & Luxury Goods					2,426,272
TOTAL CONSUMER DISCRETIONARY					84,125,681
CONSUMER STAPLES — 3.2%
Beverages — 0.1%
Beverage Packaging Holdings Luxembourg II SA, Senior Notes	8.000%	12/15/16	430,000	EUR	470,900	(a)
Food Products — 2.3%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	1,000,000	GBP	1,287,479	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	700,000	EUR	790,095	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	530,000	EUR	598,215	(a)
Harbinger Group Inc., Senior Secured Notes	10.625%	11/15/15	2,000,000		1,985,000
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	530,000		511,450	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	4,600,000		3,611,000	(a)
Total Food Products					8,783,239
Tobacco — 0.8%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	3,175,000		2,817,812
TOTAL CONSUMER STAPLES					12,071,951
ENERGY — 5.4%
Energy Equipment & Services — 2.5%
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	2,000,000		1,930,000	(a)
Pioneer Drilling Co., Senior Notes	9.875%	3/15/18	720,000		746,100	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,750,000		1,785,000	(a)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	4,520,000		4,870,300
Total Energy Equipment & Services					9,331,400
Oil, Gas & Consumable Fuels — 2.9%
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	910,000		878,150	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	270,000		257,850	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,030,000		1,046,737	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,040,000		743,600	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	2,630,000		1,880,450
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	4,250,000		2,996,250	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,100,000		1,243,000
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	1,070,000		1,070,000
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,230,000		1,060,875	(a)
Total Oil, Gas & Consumable Fuels					11,176,912
TOTAL ENERGY					20,508,312

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
FINANCIALS — 5.3%
Commercial Banks — 1.8%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	3,200,000		$2,960,000	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	7,000,000		3,893,750	(d)
Total Commercial Banks					6,853,750
Consumer Finance — 0.5%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	2,000,000		1,910,000
Diversified Financial Services — 2.6%
Bank of America Corp., Senior Notes	6.500%	8/1/16	100,000		96,767
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	3,770,000		3,934,937
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	1,000,000		906,097
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,900,000		1,919,000
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	3,140,000		3,132,150
Total Diversified Financial Services					9,988,951
Insurance — 0.1%
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	470,000		473,525	(a)(d)(e)
Real Estate Management & Development — 0.3%
Countrywide Holdings, Senior Secured Notes	10.000%	5/8/18	790,000	GBP	1,177,460	(a)
TOTAL FINANCIALS					20,403,686
HEALTH CARE — 5.8%
Health Care Equipment & Supplies — 0.5%
Ontex IV, Senior Notes	9.000%	4/15/19	1,400,000	EUR	1,330,934	(a)
Ontex IV, Senior Notes	9.000%	4/15/19	680,000	EUR	646,454	(a)
Total Health Care Equipment & Supplies					1,977,388
Health Care Providers & Services — 4.4%
Acadia Healthcare, Senior Notes	12.875%	11/1/18	640,000		633,600	(a)
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	3,154,875		3,081,919
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	780,000		803,400
Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,730,000		1,682,425	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	5,504,000		5,270,080
Crown Newco 3 PLC, Senior Notes	8.875%	2/15/19	225,000	GBP	277,107	(a)
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	375,000	GBP	461,845	(a)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	780,000		700,050	(a)
INC Research LLC, Senior Notes	11.500%	7/15/19	590,000		533,950	(a)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	1,210,000		1,152,525	(a)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	2,610,000		2,055,375
Vanguard Health Systems Inc., Senior Notes	0.000%	2/1/16	36,000		23,220
Total Health Care Providers & Services					16,675,496
Health Care Technology — 0.4%
Multiplan Inc., Senior Notes	9.875%	9/1/18	1,750,000		1,754,375	(a)
Pharmaceuticals — 0.5%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,530,000	EUR	1,809,157	(a)
TOTAL HEALTH CARE					22,216,416
INDUSTRIALS — 14.7%
Aerospace & Defense — 2.9%
Ducommun Inc., Senior Notes	9.750%	7/15/18	600,000		621,000	(a)
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	2,700,000		2,835,000
Hawker Beechcraft Acquisition Co., Senior Notes	8.500%	4/1/15	3,470,000		884,850
Hawker Beechcraft Acquisition Co., Senior Toggle Notes	8.875%	4/1/15	2,000,000		510,000	(b)
Kratos Defense & Security Solutions Inc., Senior Notes	10.000%	6/1/17	20,000		20,250	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,000,000		2,025,000

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Aerospace & Defense — continued
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	4,200,000		$4,063,500	(a)
Total Aerospace & Defense					10,959,600
Airlines — 1.6%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	4,275,000		4,467,375	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,627,691		1,554,444
Total Airlines					6,021,819
Building Products — 0.2%
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	820,000		752,350	(a)
Commercial Services & Supplies — 1.7%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	1,500,000		1,402,500	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	5,000,000		4,525,000
JM Huber Corp., Senior Notes	9.875%	11/1/19	680,000		686,800	(a)
Total Commercial Services & Supplies					6,614,300
Construction & Engineering — 1.3%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	5,000,000		4,800,000	(a)
Electrical Equipment — 0.9%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	4,250,000		3,655,000	(a)
Machinery — 0.8%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,890,000		1,842,750	(a)
Heidelberger Druckmaschinen AG, Senior Notes	9.250%	4/15/18	1,500,000	EUR	1,204,291	(a)
Total Machinery					3,047,041
Marine — 1.1%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	810,000		765,450	(a)
Horizon Lines LLC, Senior Secured Notes	13.000%	10/15/16	1,070,000		1,011,150	(a)(b)(c)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,480,000		1,897,200
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	680,000		527,000
Total Marine					4,200,800
Road & Rail — 2.1%
AE Escrow Corp., Senior Notes	9.750%	3/15/20	790,000		793,950	(a)
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes	9.625%	3/15/18	360,000		364,500
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	2,946,875		2,356,581	(b)
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	420,000		420,525
Jack Cooper Holdings Corp., Senior Secured Notes	12.750%	12/15/15	2,026,000		1,985,480	(a)(c)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	2,130,000		2,145,975
Total Road & Rail					8,067,011
Trading Companies & Distributors — 0.7%
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	2,520,000		2,570,400
Transportation — 1.4%
CMA CGM, Senior Notes	8.875%	4/15/19	1,600,000	EUR	752,472	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	2,000,000		1,310,000	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	3,450,000		3,195,562	(a)
Total Transportation					5,258,034
TOTAL INDUSTRIALS					55,946,355
INFORMATION TECHNOLOGY — 5.3%
Electronic Equipment, Instruments & Components — 0.9%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	3,000,000		3,277,500	(a)
IT Services — 1.7%
First Data Corp., Senior Notes	10.550%	9/24/15	3,324,847		2,982,488	(b)
First Data Corp., Senior Notes	12.625%	1/15/21	3,000,000		2,490,000	(a)
Sterling Merger Inc., Senior Notes	11.000%	10/1/19	1,120,000		1,083,600	(a)
Total IT Services					6,556,088

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Semiconductors & Semiconductor Equipment — 2.7%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	5,000,000		$5,025,000
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	5,000,000		5,225,000
Total Semiconductors & Semiconductor Equipment					10,250,000
TOTAL INFORMATION TECHNOLOGY					20,083,588
MATERIALS — 12.7%
Chemicals — 1.6%
Ineos Group Holdings PLC, Senior Notes	7.875%	2/15/16	1,600,000	EUR	1,521,068	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,300,000	EUR	1,528,458	(a)
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	1,332,594		1,442,533
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	1,600,000	EUR	1,451,195	(a)
Total Chemicals					5,943,254
Containers & Packaging — 5.0%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	2,500,000	EUR	2,968,736	(a)
Berry Plastics Corp., Secured Notes	9.750%	1/15/21	1,390,000		1,334,400
Clondalkin Industries BV, Senior Secured Notes	8.000%	3/15/14	690,000	EUR	737,087	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	4,500,000		4,477,500	(a)
Reynolds Group Issuer Inc., Senior Notes	9.500%	6/15/17	1,900,000	EUR	1,953,067	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.250%	5/15/18	2,740,000		2,507,100	(a)
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	2,983,000		3,027,745
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,000,000		2,005,000	(a)
Total Containers & Packaging					19,010,635
Metals & Mining — 3.4%
Eco-Bat Finance PLC, Senior Bonds	10.125%	1/31/13	900,000	EUR	1,224,446	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,510,000		1,489,238	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,130,000		2,269,250	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	620,000		554,900	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	1,770,000		1,876,200
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	910,000		873,600	(a)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	5,000,000		2,175,000
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	1,904,000		1,918,280
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	780,000		737,100	(a)
Total Metals & Mining					13,118,014
Paper & Forest Products — 2.7%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	1,010,000		994,850	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,100,000		2,805,500
PE Paper Escrow GmbH, Senior Secured Notes	11.750%	8/1/14	2,000,000	EUR	2,821,769	(a)
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	5,000,000		3,025,000
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	1,200,000		786,000
Total Paper & Forest Products					10,433,119
TOTAL MATERIALS					48,505,022
TELECOMMUNICATION SERVICES — 8.2%
Diversified Telecommunication Services — 5.0%
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	5,000,000		5,112,500	(a)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	3,000,000		2,767,500
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	2,854,000		2,921,783
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	215,794		209,320	(a)
Satmex Escrow SA de CV, Secured Senior Notes	9.500%	5/15/17	910,000		928,200
West Corp., Senior Notes	8.625%	10/1/18	1,620,000		1,624,050
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	4,505,006		3,282,933	(a)(b)
Windstream Corp., Senior Notes	7.500%	6/1/22	2,190,000		2,096,925	(a)
Total Diversified Telecommunication Services					18,943,211

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Wireless Telecommunication Services — 3.2%
Cricket Communications Inc., Senior Notes	7.750%	10/15/20	2,000,000		$1,575,000
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,150,000	GBP	1,416,325	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	150,000	GBP	184,738	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	4,000,000		2,810,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	3,900,000		3,051,750
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	1,670,000		1,686,700	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	1,585,000		1,632,550
Total Wireless Telecommunication Services					12,357,063
TOTAL TELECOMMUNICATION SERVICES					31,300,274
UTILITIES — 5.7%
Electric Utilities — 2.4%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	799,417		811,408
Northeast Generation Co., Senior Secured Notes	8.812%	10/15/26	2,690,625		3,063,438
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	3,350,000		3,283,000
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	2,340,000		1,953,900	(a)
Total Electric Utilities					9,111,746
Independent Power Producers & Energy Traders— 3.3%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	960,000		952,800	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	1,180,000		713,900	(f)
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	2,000,000		1,615,000
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	2,213,492		1,804,240	(b)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,000,000		955,000	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	2,635,000		2,635,000	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,840,000		2,541,800
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,461,442		1,530,860
Total Independent Power Producers & Energy Traders					12,748,600
TOTAL UTILITIES					21,860,346
TOTAL CORPORATE BONDS & NOTES (Cost — $373,632,113)					337,021,631
COLLATERALIZED SENIOR LOANS — 0.5%
CONSUMER DISCRETIONARY — 0.5%
Diversified Consumer Services — 0.5%
Realogy Corp., Term Loan (Cost - $2,175,000)	13.500%	10/15/17	2,000,000		1,967,500	(g)
CONVERTIBLE BONDS & NOTES — 2.0%
CONSUMER DISCRETIONARY — 0.8%
Diversified Consumer Services — 0.8%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	5,000,000		2,950,000	(a)
INDUSTRIALS — 0.4%
Marine — 0.4%
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	1,382,727		1,196,059	(c)
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	768,181		311,113	(c)
TOTAL INDUSTRIALS					1,507,172
MATERIALS — 0.8%
Chemicals — 0.8%
Hercules Inc.	6.500%	6/30/29	4,000,000		3,180,000
TOTAL CONVERTIBLE BONDS & NOTES (Cost — $10,235,388)					7,637,172
SOVEREIGN BONDS — 3.7%
Argentina — 1.4%
Republic of Argentina, Discount Notes	8.280%	12/31/33	3,438,096		2,509,810
Republic of Argentina, Senior Notes	8.750%	6/2/17	3,030,000		2,696,700
Total Argentina					5,206,510
Venezuela — 2.3%
Bolivarian Republic of Venezuela	5.750%	2/26/16	5,970,000		4,581,975	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Venezuela — continued
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	5,820,000	$4,117,650
Total Venezuela				8,699,625
TOTAL SOVEREIGN BONDS (Cost — $15,302,192)				13,906,135

			SHARES
COMMON STOCKS — 0.0%
INDUSTRIALS — 0.0%
Marine — 0.0%
Horizon Lines Inc., Class A (Cost - $173,504)			384,090	92,182	*
CONVERTIBLE PREFERRED STOCKS — 1.1%
FINANCIALS — 1.1%
Diversified Financial Services — 1.1%
Citigroup Inc. (Cost - $5,635,113)	7.500%		47,500	4,001,875
PREFERRED STOCKS — 1.7%
FINANCIALS — 1.6%
Consumer Finance — 1.6%
GMAC Capital Trust I	8.125%		319,200	6,064,800	(e)
INDUSTRIALS — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		3,773	377,300	(a)(c)(e)
TOTAL PREFERRED STOCKS (Cost — $8,081,163)				6,442,100

		EXPIRATION DATE	NOTIONAL AMOUNT †
PURCHASED OPTIONS — 0.0%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.17 Index, Put @ $87.00 (Cost - $231,000)		12/21/11	15,400,000	46,758

			WARRANTS
WARRANTS — 0.0%
Jack Cooper Holdings Corp.		12/15/17	1,686	105,375	*(c)
Jack Cooper Holdings Corp.		5/6/18	846	52,875	*(c)
TOTAL WARRANTS (Cost — $46,253)				158,250
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $415,511,726)				371,273,603

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 0.1%
U.S. Government Agencies — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost - $172,980)	0.100 - 0.105%	1/10/12	173,000	172,980	(h)(i)
TOTAL INVESTMENTS — 97.5% (Cost — $415,684,706#)				371,446,583
Other Assets in Excess of Liabilities — 2.5%				9,626,410
TOTAL NET ASSETS — 100.0%				$381,072,993

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(d)	Security has no maturity date. The date shown represents the next call date.
(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(f)	The coupon payment on these securities is currently in default as of November 30, 2011.
(g)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(h)	Rate shown represents yield-to-maturity.
(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

November 30, 2011

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	EUR	- Euro
	GBP	- British Pound

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT†	VALUE
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.17 Index, Call (Premiums received — $187,880)	12/21/11	$91.50	15,400,000	$277,686

†	Notional amount denominated in U.S. dollar, unless otherwise noted.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on July 20, 2010 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed income securities with varying maturities. The Fund intends to terminate on or about September 30, 2025 and distribute substantially all of its net assets to stockholders, after making appropriate provisions for any liabilities of the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$334,025,001	$2,996,630	$337,021,631
Collateralized senior loans	—	1,967,500	—	1,967,500
Convertible bond & notes	—	6,130,000	1,507,172	7,637,172
Sovereign bonds	—	13,906,135	—	13,906,135
Common stocks	$92,182	—	—	92,182
Convertible preferred stocks	4,001,875	—	—	4,001,875
Preferred stocks	6,064,800	—	377,300	6,442,100
Purchased options	—	46,758	—	46,758
Warrants	—	—	158,250	158,250
Total long-term investments	$10,158,857	$356,075,394	$5,039,352	$371,273,603
Short-term investments†	—	172,980	—	172,980
Total investments	$10,158,857	$356,248,374	$5,039,352	$371,446,583
Other financial instruments:
Futures contracts	$15,470	—	—	$15,470
Forward foreign currency contracts	—	$1,539,780	—	1,539,780
Total other financial instruments	$15,470	$1,539,780	—	$1,555,250
Total	$10,174,327	$357,788,154	$5,039,352	$373,001,833

Notes to schedule of investments (unaudited) (continued)

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$277,686	—	$277,686

†See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	CONVERTIBLE BONDS & NOTES	PREFERRED STOCKS	WARRANTS	TOTAL
Balance as of August 31, 2011	$1,880,000	—	—	—	$1,880,000
Accrued premiums/discounts	—	$5,739	—	—	5,739
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)(1)	(58,850)	(761,919)	—	—	(820,769)
Purchases	—	2,263,352	—	—	2,263,352
Sales	—	—	—	—	—
Transfers into Level 3(2)	1,985,480	—	$377,300	$158,250	2,521,030
Transfers out of Level 3(3)	(810,000)	—	—	—	(810,000)
Balance as of November 30, 2011	$2,996,630	$1,507,172	$377,300	$158,250	$5,039,352
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2011(1)	$(58,850)	$(761,919)	—	—	$(820,769)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2) Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(3) Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

Notes to schedule of investments (unaudited) (continued)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Notes to schedule of investments (unaudited) (continued)

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(i) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially

Notes to schedule of investments (unaudited) (continued)

offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that may be subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments.  Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund.  Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Notes to schedule of investments (unaudited) (continued)

As of November 30, 2011, the Fund held written options with credit related contingent features which had a liability position of $277,686. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At November 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,663,325
Gross unrealized depreciation	(48,901,448)
Net unrealized depreciation	$(44,238,123)

During the period ended November 30, 2011, written option transactions for the Fund were as follows:

	Notional Amounts	Premiums
Written options, outstanding as of August 31, 2011	—	—
Options written	$15,400,000	$187,880
Options closed	—	—
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of November 30, 2011	$15,400,000	$187,880

At November 30, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
Contracts to Sell:
U.S. Treasury 5-Year Notes	144	3/12	$17,675,720	$17,660,250	$15,470

At November 30, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN
Contracts to Buy:
British Pound	Citibank, N.A.	50,000	$78,391	2/16/12	$594
Euro	UBS AG	300,000	403,409	2/16/12	1,331
					1,925
Contracts to Sell:
British Pound	Citibank, N.A.	3,015,803	4,728,233	2/16/12	98,832
British Pound	Credit Suisse	1,249,820	1,959,491	2/16/12	32,222
British Pound	UBS AG	1,200,000	1,881,382	2/16/12	37,364
Euro	Citibank, N.A.	8,907,000	11,977,220	2/16/12	339,157
Euro	Credit Suisse	10,023,025	13,477,936	2/16/12	296,707
Euro	JPMorgan Chase & Co.	5,861,272	7,881,637	2/16/12	234,642
Euro	UBS AG	13,694,636	18,415,142	2/16/12	498,931
					1,537,855
Net unrealized gain on open forward foreign currency contracts					$1,539,780

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Notes to schedule of investments (unaudited) (continued)

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at November 30, 2011.

	Purchased	Written	Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Options, at Value	Options, at Value	Unrealized Appreciation	Unrealized Appreciation	Total
Interest Rate Contracts	—	—	$15,470	—	$15,470
Foreign Exchange Contracts	—	—	—	$1,539,780	1,539,780
Credit Contracts	$46,758	$(277,686)	—	—	(230,928)
Total	$46,758	$(277,686)	$15,470	$1,539,780	$1,324,322

During the period ended November 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$11,690
Written options	69,422
Futures contracts (to sell)	17,650,125
Forward foreign currency contracts (to buy)	242,544
Forward foreign currency contracts (to sell)	61,387,379

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011.  Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

ITEM 2.                                                   CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                   EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset High Yield Defined Opportunity Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: January 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: January 25, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: January 25, 2012